                                                                   EXHIBIT 10.27

                       LIMITED WAIVER AND AMENDMENT NO. 7
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

               This Limited Waiver and Amendment No. 7 (the "Limited Waiver and Amendment"), dated as of December 12, 2003, is among ONEIDA LTD., a New York corporation (the "Borrower"), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Administrative Agent under the Amended and Restated Credit Agreement referred to below ("Administrative Agent"), and the Lenders which are parties to the Amended and Restated Credit Agreement referred to below (the "Lenders").

                                 R E C I T A L S

          A. Borrower, the Administrative Agent, and the Lenders are parties to an Amended and Restated Credit Agreement dated as of April 27, 2001, as amended by an Amendment No. 1 dated as of May 31, 2001, a Waiver and Amendment No. 2 dated as of December 7, 2001, an Amendment No. 3 dated as of April 23, 2002, an Amendment No. 4 and dated as of August 24, 2003, a Limited Waiver and Amendment No. 5 dated as of October 31, 2003, and a Limited Waiver and Amendment No. 6 dated as of November 21, 2003 (the "Credit Agreement").

          B. Borrower has requested that the Administrative Agent and the Lenders waive the Events of Default arising out of the Borrower's failure to comply with Section 6.11(a),(b), (c) and (d) of the Credit Agreement for the Fiscal Quarter ended October 25, 2003 and amend the Credit Agreement to, among other things, defer the scheduled reduction in the Lenders' Revolving Commitments (as defined in the Credit Agreement).

          C. The Administrative Agent and the Lenders are willing to grant the waiver requested by the Borrower and amend the Credit Agreement subject to and upon the terms and conditions set forth herein.

               NOW, THEREFORE, the parties agree as follows:

     1. Definitions. All capitalized terms used in this Limited Waiver and Amendment which are not otherwise defined shall have the meanings given to those terms in the Credit Agreement, except where such terms are amended herein.

     2. Waiver. The Lenders hereby waive, for the period commencing on the Effective Date (as defined below) of this Limited Waiver and Amendment and ending on January 30, 2004 (the "Waiver Period"), the Events of Default created as a result of Borrower's failure to comply with Sections 6.11(a), (b), (c) and
(d) of the Credit Agreement for the Fiscal Quarter ended October 25, 2003; provided that upon the expiration of the Waiver Period, the waiver provided for herein shall be immediately (without cure period or notice) and automatically terminated in its entirety and be of no force and effect as if the waiver had never been granted; provided further that in the event the Borrower or any of its Subsidiaries makes any voluntary prepayments in respect of the $2,000,000 Promissory Note issued by the Borrower dated September 30, 2003, the waiver provided for herein shall immediately (without cure period or notice) and automatically be terminated in its entirety and be of no force and effect as if the waiver had never been granted. This waiver is limited to the failure to comply with Sections 6.11(a), (b), (c) and (d) at October 25, 2003 and shall not constitute or be construed as a waiver or any other presently existing or future Events of Default.

     3. Amendment to Section 1.01 of Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined term in the appropriate alphabetical order:

                    "Amendment No. 7 Effective Date" means the date on which all the conditions to the Limited Waiver and Amendment No. 7, dated December 12, 2003, have been satisfied.





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     4. Amendment to Schedule 2.01 of Credit Agreement. The final page of
Schedule 2.01 of the Credit Agreement is hereby amended by deleting the reference to the date "12/12/03" and inserting in lieu thereof the date "1/30/04".

     5. Amendment to Section 3.04(b) of Credit Agreement. Section 3.04(b) is amended in its entirety to read as follows:

                    (b) For any representation and warranties made during the period commencing on the Amendment No. 5 Effective Date through January 30, 2004, since January 27, 2001, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, and no sale, transfer or other disposition of a material part of the assets or business of Borrower or any Subsidiary, except for any material adverse change that has been publicly disclosed or otherwise disclosed in writing to the Lenders on or before the Amendment No. 7 Effective Date.

     6. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are true, correct and complete:

          (a) Representations and Warranties. Each of the representations and warranties made by the Borrower in the Credit Agreement, as amended hereby, is true and correct on and as of the date of this Limited Waiver and Amendment.

          (b) No Default or Event of Default. After giving effect to this Limited Waiver and Amendment, no Default or Event of Default has occurred and is continuing.

          (c) Execution, Delivery and Enforceability. This Limited Waiver and Amendment has been duly and validly executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms.

     7. Covenants. In order to induce the Lenders to enter into this Limited Waiver and Amendment, the Borrower hereby agrees to the following covenants, the failure to perform any of which will be an additional Event of Default under the Credit Agreement:

          (a) Strategic Plans. The Borrower shall continue to work with M&T Bank ("M&T") with respect to the strategic plans of the Borrower.

          (b) Financial Forecast. The Borrower shall (i) continue to work with the Administrative Agent, the Lenders and Alvarez & Marsal regarding the financial forecast delivered pursuant to paragraph 7(b) of the Limited Waiver and Amendment No. 5 dated as of October 31, 2003 (including updating such financial forecast) and (ii) deliver a comprehensive report no later than December 22, 2003 updating the status of the Borrower's cost-saving plan involving the five manufacturing sites outlined in the Borrower's October 31, 2003 press release.

     8. Conditions to Effectiveness of Limited Waiver and Amendment. This Limited Waiver and Amendment shall be effective on the date (the "Effective Date") when and if each of the following conditions is satisfied:

          (a) Consent of Guarantors. Each of the Guarantors shall have executed and delivered to the Administrative Agent the Consent of Guarantors attached to this Limited Waiver and Amendment.

          (b) No Default or Event of Default; Accuracy of Representations and Warranties. The Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer certifying that, after giving effect to this

Limited Waiver and Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Borrower or any of its Subsidiaries herein and in or pursuant to the Transaction Documents shall be true and correct in all material respects as if made on and as of the date on which this Limited Waiver and Amendment becomes effective.

          (c) Expense Reimbursements. The Borrower shall have paid all reasonable invoices presented to the Borrower for expense reimbursements (including reasonable attorneys' and financial advisors' fees and disbursements) due to the Administrative Agent (including, without limitation, the fees and expenses of Morgan, Lewis & Bockius LLP and Alvarez & Marsal) or any Lender in accordance with Section 9.03 of the Credit Agreement.

          (d) Execution by Lenders. The Administrative Agent shall have received a counterpart of this Limited Waiver and Amendment duly executed and delivered by the Borrower, the Administrative Agent, and each Lender.

          (e) Waiver Pursuant to Note Agreement. The Administrative Agent shall have received a copy of an executed waiver of any Default or Event of Default arising under the 2001 Amended and Restated Note Agreement governing the senior notes of Borrower due May 31, 2005 (the "2001 Amended and Restated Note Agreement"), duly executed by Borrower and the noteholders described therein,
(i) deferring the required principal payment currently due on November 21, 2003 to no earlier than January 30, 2004 and (ii) waiving any Default or Event of Default arising from failure to satisfy any financial covenants under Section
7.12 of the 2001 Amended and Restated Note Agreement to January 30, 2004.

          (f) Delivery of SEC Letters. The Borrower shall have delivered to the Lenders copies of (i) all correspondence and documents received by the Borrower or any of its Subsidiaries from the Securities Exchange Commission (the "SEC") on or after January 1, 2002 and (ii) all correspondence and documents prepared and produced by the Borrower or any of its Subsidiaries for the SEC on or after January 1, 2002, including, but not limited to, all correspondence and documents received from or delivered to the SEC, Division of Corporation Finance, in connection with the Borrower's Form 10K for the year ended January 25, 2003 and all correspondence and documents received from or delivered to the SEC, Division of Enforcement, but excluding any document publicly filed with the SEC.

          (g) Third Quarter 2003 Results. The Borrower shall have delivered to the Administrative Agent, the Lenders and Alvarez & Marsal consolidated and consolidating balance sheet, income statement and cash flow statement for the Borrower and its Subsidiaries for the third Fiscal Quarter of 2003 with (i) all supporting schedules thereto (including, but not limited to, reserve adjustments) and (ii) any correspondence or documents prepared by the Borrower's auditor for the Borrower's audit committee regarding the third Fiscal Quarter results.

     9. Termination. Notwithstanding the occurrence of the Effective Date, the effect of Sections 2, 3 and 4 of this Limited Waiver and Amendment shall terminate and be of no further force or effect upon three (3) Business Days written notice from the Administrative Agent that the Required Lenders have determined in their sole discretion that (i) negotiations with any designated potential investor regarding the restructuring of obligations under the Credit Agreement are not proceeding in a manner that is satisfactory to the Lenders or
(ii) the restructuring of obligations under the Credit Agreement that has been requested by any designated potential investor is not acceptable to the Lenders.

     10. Further Assurances. The Borrower agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest (as defined in the Security Agreement) and the rights and remedies created thereby. In addition, as further security for payment and performance of the obligations under the Credit Agreement and as consideration for the Administrative Agent's and the Lenders' agreement to enter into this Limited Waiver and Amendment, the Borrower hereby further agrees to grant a perfected pledge and security interest in any additional collateral as the Collateral Agent may reasonably request.

     11. Release. For purposes of this Section, the following terms shall have the following definitions:

          (a) "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, financial advisors, accountants and shareholders, if any.

          (b) "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

          Excluding only the continuing obligations of the Lenders and the Administrative Agent under the express terms of the Credit Agreement, the Transaction Documents and this Limited Waiver and Amendment, the Borrower hereby releases, acquits and forever discharges the Lenders and the Administrative Agent, and each of them, and their respective Related Parties, of and from any and all Claims arising out of, related or in any way connected with the Credit Agreement, the Transaction Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of this Limited Waiver and Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Transaction Documents or any Defaults or Events of Default occurring under the Credit Agreement or the Transaction Documents.

     12. Acknowledgement. The Borrower hereby confirms and acknowledges as of the date hereof that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all obligations under the Credit Agreement without offset, defense, cause of action or counterclaim of any kind or nature whatsoever.

     13. Confirmation of Credit Agreement and Security Documents. Except as amended by this Limited Waiver and Amendment, all the provisions of the Credit Agreement remain in full force and effect from and after the date hereof, and the Borrower hereby ratifies and confirms the Credit Agreement and each of the documents executed in connection therewith. This Limited Waiver and Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. From and after the date hereof, all references in the Credit Agreement to "this Agreement", "hereof", "herein", or similar terms, shall refer to the Credit Agreement as amended by this Limited Waiver and Amendment. Borrower also ratifies and confirms that the Security Documents remain in full force and effect in accordance with their terms and are not impaired or affected by this Limited Waiver and Amendment.

     14. Counterparts. This Limited Waiver and Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Limited Waiver and Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart.

IN WITNESS WHEREOF, the parties have caused this Limited Waiver and Amendment to be duly executed as of the day and year first above written.

                                          ONEIDA LTD.


                                          By: /s/ GREGG R. DENNY
                                              ----------------------------------
                                          Name: Gregg R. Denny
                                          Title: Chief Financial Officer


                                          JPMORGAN CHASE BANK (formerly known
                                          as The Chase Manhattan Bank),
                                          individually and as Administrative
                                          Agent


                                          By: /s/ ROGER ODELL
                                              ----------------------------------
                                          Name: Roger Odell
                                          Title: Managing Director


                                          BANC OF AMERICA STRATEGIC
                                          SOLUTIONS, INC. (assignee of Bank
                                          of America, Inc.)


                                          By: /s/ MARLENE M. TUMA
                                              ----------------------------------
                                          Name: Marlene M. Tuma
                                          Title: Vice President


                                          FLEET NATIONAL BANK


                                          By: /s/ DANIEL D. BUTLER
                                              ----------------------------------
                                          Name: Daniel D. Butler
                                          Title: Authorized Officer


                                          HSBC BANK USA


                                          By: /s/ PATRICK M. HANLEY
                                              ----------------------------------
                                          Name: Patrick M. Hanley
                                          Title: Vice President


                                          MANUFACTURERS AND TRADERS TRUST
                                          COMPANY


                                          By: /s/ MICHAEL P. WALLACE
                                              ----------------------------------
                                          Name: Michael P. Wallace
                                          Title: Senior Vice President


                                          THE BANK OF NOVA SCOTIA


                                          By: /s/ OLIVIA L. BRAUN
                                              ----------------------------------
                                          Name: Olivia L. Braun
                                          Title: Director

                                          CITIBANK, N.A. (successor to European
                                          American Bank)


                                          By: /s/ MICHAEL T. CIPOT
                                              ----------------------------------
                                          Name: Michael T. Cipot
                                          Title: Senior Credit Officer


                                          BANCA NAZIONALE DEL LAVORO S.p.A.,
                                             New York Branch


                                          By: /s/ FREDERIC W. HALL
                                              ----------------------------------
                                          Name: Frederic W. Hall
                                          Title: Vice President


                                          By: /s/ FRANCESCO DI MARIO
                                              ----------------------------------
                                          Name: Francesco Di Mario
                                          Title: Vice President

                              CONSENT OF GUARANTORS

               Each of the undersigned is a party to a Subsidiary Guarantee Agreement, a Subordination Agreement and one or more Security Documents and is a Guarantor of the obligations of the Borrower under the Credit Agreement referred to in the foregoing Limited Waiver and Amendment No. 7 to the Amended and Restated Credit Agreement (the "Limited Waiver and Amendment"). Each of the undersigned Guarantors hereby (a) consents to the foregoing Limited Waiver and Amendment, (b) acknowledges that, notwithstanding the execution and delivery of the foregoing Limited Waiver and Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Subsidiary Guarantee Agreement, the Subordination Agreement and Security Documents continue in full force and effect, and (c) ratifies and affirms the terms and provisions of the Subsidiary Guarantee Agreement, the Subordination Agreement and Security Documents. All capitalized terms used herein which are not otherwise defined shall have the meanings given to those terms in the Credit Agreement.

               Each of the undersigned hereby agree, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest (as defined in the Security Agreement) and the rights and remedies created thereby. In addition, as further security for payment and performance of the obligations under the Subsidiary Guarantee Agreement and as consideration for the Administrative Agent's and the Lenders' agreement to enter into the Limited Waiver and Amendment, each of the undersigned hereby further agrees to grant a perfected pledge and security interest in any additional collateral as the Collateral Agent may reasonably request.

               Excluding only the continuing obligations of the Lenders and the Administrative Agent under the express terms of the Credit Agreement, the Transaction Documents and the Limited Waiver and Amendment, the undersigned hereby releases, acquits and forever discharges the Lenders and the Administrative Agent, and each of them, and their respective Related Parties (as defined below) of and from any and all Claims (as defined below) arising out of, related or in any way connected with the Credit Agreement, the Transaction Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of the Limited Waiver and Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Transaction Documents or any Defaults or Events of Default occurring under the Credit Agreement or the Transaction Documents.

               "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, accountants and shareholders, if any.

               "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

               IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the 12th day of December, 2003.

BUFFALO CHINA, INC.                               DELCO INTERNATIONAL LTD.


By: /s/ GREGG R. DENNY                            By: /s/ GREGG R. DENNY
    --------------------------                        --------------------------
Name: Gregg R. Denny                              Name: Gregg R. Denny
Title: Chief Financial Officer                    Title: Chief Financial Officer


ENCORE PROMOTIONS, INC.                           SAKURA, INC.

By: /s/ GREGG R. DENNY                            By: /s/ GREGG R. DENNY
    --------------------------                        --------------------------
Name: Gregg R. Denny                              Name: Gregg R. Denny
Title: Chief Financial Officer                    Title: Chief Financial Officer


THC SYSTEMS INC.                                  KENWOOD SILVER COMPANY, INC.


By: /s/ GREGG R. DENNY                            By: /s/ GREGG R. DENNY
    --------------------------                        --------------------------
Name: Gregg R. Denny                              Name: Gregg R. Denny
Title: Chief Financial Officer                    Title: Chief Financial Officer


ONEIDA SILVERSMITHS INC                           ONEIDA FOOD SERVICE, INC.


By: /s/ GREGG R. DENNY                            By: /s/ GREGG R. DENNY
    --------------------------                        --------------------------
Name: Gregg R. Denny                              Name: Gregg R. Denny
Title: Chief Financial Officer                    Title: Chief Financial Officer